Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations. These and other risks are detailed in the Company's reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward- looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Investment Highlights Strong demographic trends Highly fragmented industry with acquisition opportunities Established national platform High quality communities at affordable rates Predominately private pay with minimal federal regulation Financial leverage through Blackstone joint venture Experienced management team with demonstrated ability to operate and develop

Source: U.S. Census Bureau Senior Living Industry Demographics Estimated Growth in Elderly Population 2000 - 2030 17.9 18.5 19.6 22.3 27.0 32.6 16.6 8.9 7.4 6.7 6.4 5.8 4.9 4.2 0 10 20 30 40 2000 2005 2010 2015 2020 2025 2030 Population Age 75+ Population Age 85+ Population (M)

Senior Living Industry 1997 1998 1999 2000 2001 2002 2003 Total Units 45483 50667 65879 35305 28964 21495 28696 IL Avg. Occ. 0.975 0.95 0.95 0.945 0.93 0.885 0.89 AL Avg. Occ. 0.919 0.937 0.9 0.938 0.94 0.835 0.84 Total Units Constructed and Industry Occupancy Percentages Source: American Seniors Housing Association Seniors Housing Construction Report, 2003

Senior Living Industry Composition of New Construction by Property Type: Source: American Seniors Housing Association Seniors Housing Construction Report, 2003 IL AL CCRC Srs. Apt. data 0.2 0.59 0.09 0.12 IL AL CCRC Srs. Apt. data 0.23 0.32 0.1 0.35

Senior Living Industry Barriers to Entry Significant equity required Substantial industry operating expertise needed Constraint of capital Long lead-times -- average of four to five years from initial planning to final lease-up

Senior Living Industry Seniors Housing Property Supply (20,700 properties) Source: American Seniors Housing Association Seniors Housing Construction Report, 2003 Assisted Living - 35% Independent Living - 30% Seniors Apartments - 25% CCRC - 10% East 35 30 25 10

Source: Price Waterhouse LLP/National Investment Conference Effective Demand for Senior Living Senior Living Industry Beds (000s) Elderly Population With Income Over $15,000 2000 2005 2010 2015 2020 2025 2030 Independent Living 640 695 750 870 990 1190 1390 Skilled Nursing 670 720 770 865 960 1135 1310 Assisted Living 510 550 590 655 720 860 1000

Benefits of Independent Living Communities A Comparative Analysis of Residents and Non-residents 42.1% of residents feel healthier than they did before 92.3% of residents would recommend independent living to their friends 94.0% of residents are satisfied or very satisfied with their quality of life Source: American Seniors Housing Association, 2003

Company History 1990 - Began senior living operations October 1997 - Completed IPO April 1998 - Formed Triad venture to develop communities January 2000 - Announced no new development of communities January 2002 - Announced joint venture with Blackstone May 2002 - Completed development of Triad communities July 2003 - Acquired Triads II - V

Overview of Communities Owns and/or operates 42 communities in 20 states Total resident capacity of approximately 6,900 residents Average resident capacity of 161 per community 86% of residents live independently and 14% require assistance with activities of daily living Average stabilized rent of $2,050/month 95% of revenue from private pay sources

Status of Communities As of December 31, 2003 Stabilized 24 In lease-up 14 Renovations/re-leasing 4 Total 42 communities

Community Occupancy

Ownership Interests in Communities Resident Capacity Resident Capacity Resident Capacity Resident Capacity Number of Communities IL AL SN Total 100% ownership 24 3,507 276 170 3,953 Minority ownership/mgmt. 17 2,262 483 -- 2,745 Management only 1 156 -- -- 156 _______ ___________ _______ _______ ___________ Total 42 5,925 759 170 6,854

The Capital Advantage: Independent Lifestyles

Resident Demographics at CSU Communities Average age of resident: 84 years Average age of resident moving in: 81 years Average stay period: 3-4 years Resident turnover is primarily attributed to death or need for higher care 80% of residents are women

The Capital Advantage: High-Quality Communities

The Capital Advantage: Established National Platform Existing Communities (42) Parentheticals indicate years of experience in industry ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Dallas Regional Office David Beathard (26) Sally Vann (22) Midwest Regional Office Anthony Mundell (18) Gary Fernandez (7) Western Regional Office Lesley Tejada (24) Rob Goodpaster (25) Eastern Regional Office Gary Vasquez (21) Sharon Wortsman (11) ? ? ? ? ? ? ? ? ? Southwestern Regional Office Greg Boemer (7) Lynda Warren (22)

The Capital Advantage: 149 Years of Management Experience James A. Stroud Chairman 19 Keith N. Johannessen President/COO 25 Glen H. Campbell VP Development 29 Industry Experience (Years) David W. Beathard VP Operations 30 Rob L. Goodpaster VP Marketing 27 Lawrence A. Cohen Vice-Chairman/CEO 19

The Capital Advantage: Proven Track Record Industry Averages CSU IL AL Occupancy1 91.0% 89.0% 85.0% Operating margins2, 3 46.0% 43.2% 39.1% Annual change in rents3 5.0% 4.0% 5.0% 1. Third Quarter 2003 CSU and NIC Key Financial Indicators 2. Before property taxes, insurance and management fees 3. CSU Fourth Quarter 2002 and from The State of Seniors Housing 2003 by the American Seniors Housing Association (ASHA) Stabilized Operating Results

Yearly Median Increases in Resident Revenue Source: ASHA The State of Seniors Housing 2003 Independent Living Independent Living Assisted Living Assisted Living Existing New Existing New Residents Residents Residents Residents 2002 4% 5% 5% 5% 2001 4.5% 5% 5% 5.5% 2000 4% 5% 4% 4.5% 1999 4% 4% 3.5% 5% 1998 4% 4% 4% 5% 1997 3.5% 4% 3.5% 5% 1996 3.5% 4% 4% 5% 1995 4% 4% 4% 5% 1994 4% 4.5% 4% 4%

2003 Accomplishments Operating margins of 47% in stabilized IL and AL communities Average occupancy rate on owned and/or managed stabilized communities of 91% Leased recently opened communities to 85% versus 70% at beginning of year Simplified balance sheet Retired $33.7 million of debt Acquired partnership interests in Triads II through V Increased stockholders' equity to $124.4 million ($6.27/share)

Triad Consolidation The Company acquired the remaining interests in 12 Triad communities in lease-up Resident capacity of 1,670 residents is 95% IL and 5% AL All revenues are private pay PP&E increased $183.6 million Bank debt increased $109.6 million Triad I (7 communities) consolidated in 12/31/03 balance sheet with fixed purchase option

Company Strategy Focus on lease-up of non-stabilized communities Improve occupancy and operating margins of stabilized communities Co-invest with Blackstone to acquire communities Manage acquired and other communities Develop communities for third parties Operating Strategy Growth Strategy

Revenue Opportunities from Achieving 90% Occupancy in Wholly-Owned Communities $2.2M 4 $4.7M 2 $22.1M 1 $2.5M 3 $2.9M 2 $50.0M 1 1. Annualized revenue as of December 2003 4. Effect of an increase in average rents to $1850/month 2. Effect of achieving 90% average occupancy 3. Effect of a 5% increase in average rents Mature Communities Triads II - V

Growth Strategies: Blackstone Joint Venture Venture has acquired six senior housing communities with combined resident capacity of 1,200 Seeking additional acquisitions of senior housing communities Co-invest with Blackstone to participate in economics: 10% CSU 90% Blackstone Earn management fees under long-term contracts and potential additional incentive payments

Blackstone Joint Venture Benefits of Financial Leverage 75% Debt / 25% Equity 75% Debt / 25% Equity 70% Debt / 30% Equity 70% Debt / 30% Equity Cap Rate 10% 11% 10% 11% Interest Rate 6.25% 6.25% 6.25% 6.25% ROE 21.2% 25.2% 18.8% 22.1% ROE w/25 year amortization 16.3% 20.3% 14.9% 18.2%

Example of Joint Venture Economics Venture CSU Partner NOI $ 1,000,000 Cap Rate 10% Purchase Price $10,000,000 Debt $ 7,500,000 Equity $ 2,500,000 $250,000 $2,250,000 Revenues $ 3,000,000 Mgt. Fees (5%) $150,000 ROE (20%) $ 50,000 $ 450,000 Total First Year Return $200,000 $ 450,000 Total Return % 80% 20%

Income Statement Annual Comparison (in millions, except per share) 2003 2002 Resident & Health Care Revenue $62.6 $57.6 Other Revenue 3.7 3.9 Total Revenues $66.3 $61.5 Operating Expenses 40.2 32.9 General & Administrative Expenses 12.5 11.8 Depreciation & Amortization 7.8 5.8 Total Expenses $60.5 $50.5 Income from Operations 5.8 11.0 Other Income/(Expense) 2.1 (2.8) Taxes & Minority Interests (2.9) (3.5) Net Income Earnings Per Share $5.0 $0.25 $4.7 $0.24

Pro-forma Income Statement Annual Comparison (in millions, except per share) 2003 2002 % Chg Resident & Health Care Revenue $68.1 $58.7 Other Revenue 3.2 2.7 Total Revenues $71.3 $61.4 16.1% Operating Expenses 45.5 39.9 General & Administrative Expenses 14.2 14.3 Depreciation & Amortization 9.3 8.2 Total Expenses $69.0 $62.4 10.7% Income from Operations 2.3 (1.0) Other Income/(Expense) (2.2) (11.3) Taxes & Minority Interests 0.1 4.5 Net Income $0.2 $(7.8) Pro-forma for acquisition of Triads II-V and sales/managed back of six communities

Balance Sheet As of December 31, 2003 (in millions) Cash and Securities $ 13.8 Current Liabilities $ 34.2 Other Current Assets 7.6 Long-Term Debt 255.5 Total Current Assets $ 21.4 Other Liabilities 7.2 Fixed Assets 380.1 Total Liabilities $296.9 Assets Held for Sale 2.4 Stockholders' Equity 124.4 Other Assets 17.4 Total Assets $421.3 Total Liabilities & Equity $421.3

2004 Public Offering Raised $34.5 million of additional equity Retired $13.7 million of debt with proceeds Remaining proceeds to be used: to invest directly or indirectly in senior housing communities for working capital and other general corporate purposes to acquire or invest in properties, joint ventures or companies if opportunity arises